Segment Information	6 Months Ended
Jun. 30, 2016
Segment Reporting [Abstract]
Segment Information

3) Segment Information

The Partnership has not presented segment information as it considers its operations to occur in one reportable segment, the shuttle tanker market. As of June 30, 2016, the Partnership’s fleet consisted of ten vessels and operated under six time charters and four bareboat charters. As of June 30, 2015, the Partnership’s fleet consisted of nine vessels and operated under five time charters and four bareboat charters. Under the time charters and bareboat charters, the charterer, not the Partnership, controls the choice of which trading areas the applicable Vessel will serve. Accordingly, the Partnership’s management, including the chief operating decision makers, does not evaluate performance according to geographical region.

The following table presents revenues and percentage of consolidated revenues for customers that accounted for more than 10% of the Partnership’s consolidated revenues during the six months ended June 30, 2016 and 2015. All of these customers are subsidiaries of major international oil companies, except KNOT, which was chartering the Windsor Knutsen until she was redelivered to BG Group in October, 2015.

	Three Months Ended June 30,				Six Months Ended June 30,
(U.S. Dollars in thousands)	2016		2015		2016		2015
Fronape International Company, a subsidiary of Petrobras Transporte S.A.	$11,249	26%	9,206	25%	$22,498	27%	17,882	24%
Eni Trading and Shipping S.pA	11,689	27%	11,686	32%	23,375	28%	23,190	32%
Statoil ASA	5,710	13%	5,783	16%	10,229	12%	11,481	16%
Repsol Sinopec Brasil, S.A., a subsidiary of Repsol Sinopec Brasil, B.V.	4,772	11%	5,070	13%	9,760	11%	10,085	14%
Brazil Shipping I Limited, a subsidiary of BG Group Plc	5,097	13%	—	—	10,134	12%	—	—
Standard Marine Tønsberg, a subsidiary of ExxonMobil	4,347	10%	—	—	8,694	10%	—	—
Knutsen NYK Offshore Tankers AS	—	—	5,236	14%	—	—	10,414	14%